Exhibit 99.1

INVESTOR PRESENTATION NYSE American: UMAC August 2026

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FORWARD LOOKING STATEMENTS This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but are not limited to, statements regarding : our inventory strategy ; our expectations from the estimated $ 3 – $ 5 billion U . S . drone components market opportunity ; the impact of enacted and proposed regulatory developments, including the Drone Dominance Program and potential orders from drone OEM vendors ; the closing and integration of the Upgrade Energy acquisition ; our revenue growth and run rate ; the anticipated benefits of our strategic materials purchase plan ; our plans to expand production capacity ; regulatory implementation timing ; and anticipated procurement levels . Forward - looking statements may be identified by words such as “believe,” “may,” “estimate,” “anticipate,” “intend,” “plan,” “target,” “potential,” “will,” “expect” and similar expressions, though the absence of such words does not mean a statement is not forward - looking. Actual results may differ materially from those expressed or implied by forward - looking statements . Factors that could cause actual results to differ include : our ability to manage rapid growth ; whether our advance inventory and materials strategy will succeed ; risks related to government procurement programs, including appropriation requirements, program changes, and competitive selection processes ; regulatory risks, including potential revocation or modification of executive orders, judicial challenges, and market impact uncertainty ; risks related to the Upgrade Energy acquisition, including integration, and battery - specific risks ; customer concentration ; capital commitment and potential write - downs ; competitive risks ; technology obsolescence ; and other risk factors described in our SEC filings, including our Prospectus Supplement dated March 19 , 2026 and Form 10 - K for the year ended December 31 , 2025 . Any forward - looking statement made by us herein speaks only as of the date on which it is made . We undertake no obligation to update any forward - looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law .

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INVESTMENT HIGHLIGHTS Component manufacturer for small drones with high market demand ● Multiple US - made and NDAA - compliant products approved for Blue UAS Framework ● Orlando, FL based: ~80,000 sq ft ● Serving Enterprise, Defense, and Retail customers across high - volume drone platforms Accelerated growth strategy ● Aggressive inventory strategy to stay ahead of customer demand and be a vendor of choice ● Building specialized U.S. - based production lines for demand driving components ● Investing in automation to expand production scale ● Accelerated hiring to increase our headcount to over 250 as of August 2026 ● Definitive agreement signed to acquire Upgrade Energy to accelerate and strengthen our domestic battery capabilities Legislation driving near and long - term opportunities ● Recent U.S. legislation increasingly favoring domestic & NDAA - compliant drone supply chains ● Executive Orders and DoW initiatives unlocking significant new federal funding streams ● FCC ban on foreign made drones and drone parts creating multi - year market expansion for U.S. suppliers Strong growth momentum & financial profile ● Consistent quarter - over - quarter growth ● $229M+ cash on hand + $42M in inventory balances + $85M in short - term investments + No debt

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DRONE COMPONENT MANUFACTURER Focus High production volumes of U.S. - Made value segment parts U.S. Footprint – Orlando, FL ~80,000 sq ft across dedicated facilities NDAA Products Critical electronics • Flight Controllers • Electronic Speed Controllers • Analog Video Systems Drone Motors FPV Headsets Batteries (subject to closing)

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sUAS: SMALL UNMANNED AIRCRAFT SYSTEMS ● Less than 55 lbs (typically 1 to 5 lbs) ● Dominant configuration: Multirotor ● 3" to 10" propeller size category ● FPV: First Person View ● Attritabl e Systems Low cost – acceptable to lose

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OUR PARTS IN ACTION $3 - $5BN Market Opportunity for U.S. - Made Drone Components * • U.S. defense and enterprise programs are driving demand for 1M+ small drones, targeting sub $2,000 for attritable systems Our Components Power Drone Manufacturers • Unusual Machines parts are used by a wide range of drone OEMs which have m*ultiple pathways into programs and subsegments Flexible Interoperability: From Single Parts to Full Systems • Some customers use a single component (e.g., flight controller or camera) • Others build drones entirely from our parts leveraging high compatibility across our product lines *Source: Fact.MR Upgrade Energy RED V3 6S1P 5000mAh Molicel P50B Long (XT60): $160 Fat Shark Aura FPV Camera: $67 Fat Shark Video Transmitter: $70 Rotor Riot Brave F7 Flight Controller: $58 Rotor Riot Brave 55A ESC: $115 Rotor Riot 7" Airframe: $75 Unusual Machines 2807 Motor: $43 Unusual Machines parts on sub - $2,000 drone assembly

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HOBBYIST DEFENSE ENTERPRISE CONSUMER CUSTOMER SEGMENTS

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Operations: • New Corp HQ • US Headset production begins Defense Catalyst: • DDP Gauntlet I places $150M initial orders of 30k drones Market Cap: $593M Operations: • Scaling production • Initiate $75M strategic materials purchase plan Defense Catalyst: • DDP Gauntlet II Begins M&A : • Upgrade Energy acquisition agreement announced Market Cap: $1.1B Operations: • Begin hiring production staff • Launch Motor Factory Macro Catalysts: • Drone Dominance Program launches • FCC Policy Change to prohibit foreign drones and drone parts Market Cap : $482M Operations: • Structuring for growth & building leadership team M&A: • Rotor Lab Acquisition Complete Market Cap: $477M Operations: • Design and order factory equipment Market Cap: $261M

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RECENT REGULATORY DEVELOPMENTS ● National Defense Authorization Act renewed for 2026 ○ Continued restrictions for critical components produced in covered foreign countries ○ Establishes working group to identify strategic investments in the sUAS industrial base to support domestic production (sec 914) ● FCC action mandates use of U.S. made critical drone components - Secure Networks Act ○ Covered List expanded to include all UAS and critical components produced in any foreign country ● Drone Dominance : ~$1B Pentagon initiative to expand use of U.S. produced drones in defense ○ Gauntlet 1: 30,000 drones ordered from 11 vendors ○ Gauntlet 2: 60,000 to be procured in Q3 & Q4 from 10 vendors; requires drone manufacturers to use fully domestic supply chains (or fully NDAA compliant supply chains) ○ Program continues to grow throughout FY2027 – projecting 250k drones ordered across Gauntlets 3 & 4

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OUR COMPETITIVE ADVANTAGE ● Regulatory: NDAA, Tariffs, U.S. Drone Dominance, FCC Secure Networks Act… ● Timing: U.S. drone component thesis ● Working Capital: $367M+ ● Expertise and history ○ Fat Shark headsets since 2007 ○ OEM drone components since 2017 ○ Rotor Riot drones built in U.S. since 2019 ○ Rotor Labs Motors made in Australia since 2022

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DRONE PARTS LANDSCAPE Premium Value USA (Blue) EU / ISRAEL ASIA

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REVENUE & GROSS MARGIN Enterprise Revenue Retail Revenue Gross Margin 37.4% 39.4% 36.2% 32.8% 34.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% $ - $2,000,000 $4,000,000 $6,000,000 $8,000,000 $10,000,000 $12,000,000 $14,000,000 $16,000,000 $18,000,000 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026

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CAPITALIZATION TABLE Common Stock Management + Board 2,530,525 Shares + Common Shares (Free Float) 47,425,980 Shares = Total Common Shares 49,956,505 Shares Employee Equity As of June 30, 2026 EIP Options Outstanding 876,354 Shares EIP Availability for Issuance 3,779,601 Shares

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MEET THE TEAM

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INVESTMENT HIGHLIGHTS Component manufacturer for small drones with high market demand ● Multiple US - made and NDAA - compliant products approved for Blue UAS Framework ● Orlando, FL based: ~80,000 sq ft ● Serving Enterprise, Defense, and Retail customers across high - volume drone platforms Accelerated growth strategy ● Aggressive inventory strategy to stay ahead of customer demand and be a vendor of choice ● Building specialized U.S. - based production lines for demand driving components ● Investing in automation to expand production scale ● Accelerated hiring to increase our headcount to over 250 as of August 2026 ● Definitive agreement signed to acquire Upgrade Energy to accelerate and strengthen our domestic battery capabilities Legislation driving near and long - term opportunities ● Recent U.S. legislation increasingly favoring domestic & NDAA - compliant drone supply chains ● Executive Orders and DoW initiatives unlocking significant new federal funding streams ● FCC ban on foreign made drones and drone parts creating multi - year market expansion for U.S. suppliers Strong growth momentum & financial profile ● Consistent quarter - over - quarter growth ● $229M+ cash on hand + $42M in inventory balances + $85M in short - term investments + No debt

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INVESTOR CONTACT Email: investors@unusualmachines.com 5728 Major Blvd Suite 250 Orlando, FL 32819 United States

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